SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Double Eagle Petroleum Co.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
        -----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          Not applicable
          ----------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
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     3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
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     4.   Proposed maximum aggregate value of transaction:
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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid: Not applicable
                                ------------------------------------------

     2. Form, Schedule or Registration Statement No.: Not applicable
                                                      --------------------

     3. Filing Party: Not applicable
                      ----------------------------------------------------

     4. Date Filed: Not applicable
                    ------------------------------------------------------

                           DOUBLE EAGLE PETROLEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on January 27, 2003

To our Stockholders:

     The Annual Meeting of Stockholders of Double Eagle Petroleum Co., a Maryland corporation (the "Company"), will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Monday, January 27, 2003 at 10:00 a.m., for the following purposes:

     1.   To elect five directors to the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board of Directors to approve the Company's 2003 Stock Option And Compensation Plan;

     3. To ratify the selection of Lovelett, Skogen & Associates, P.C. to serve as the Company's independent certified public accountants for the year ending August 31, 2003; and

     4. To transact any other business that properly may come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 13, 2002 are entitled to notice of, and to vote at, the annual stockholders' meeting.

     All stockholders are extended a cordial invitation to attend the Annual Meeting of Stockholders.

     By Order of the Board Of Directors.




                                            /s/  CAROL A. OSBORNE
                                            -----------------------------------
                                                 CAROL A. OSBORNE
                                                 Corporate Secretary

Casper, Wyoming
January 7, 2003



--------------------------------------------------------------------------------
THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT
                           DOUBLE EAGLE PETROLEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                         ANNUAL MEETING OF STOCKHOLDERS
                                   to be held
                                January 27, 2003

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum Co. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Monday, January 27, 2003, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's stockholders on or about January 7, 2003.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Annual Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock"), with each share entitled to one vote. Only stockholders of record at the close of business on December 13, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On December 13, 2002, the Company had 6,511,518 shares outstanding. Cumulative voting is not permitted in the election of directors or otherwise.

     A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy being solicited by this proxy statement requests authority for the proxy holders, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this proxy statement will be voted in the same manner described in this proxy statement with respect to the original meeting.

     An Annual Report to Stockholders, including financial statements for the fiscal year ended August 31, 2002, is being mailed to stockholders with this Proxy Statement, but that Annual Report does not constitute part of the proxy soliciting material.



                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect five members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his or her successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect each director.
Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees currently is a director of the Company. There is no nominating committee of the Board Of Directors. Thomas J. Vessels, who currently is a director, requested that he not be nominated for an additional term as director. His term as director will expire at the January 27, 2003 stockholders meeting.

     The Company's bylaws contain a specific provision regarding nominations made by stockholders for the election of directors. This provision requires that written notice of proposed nominations made by stockholders for the election of directors must be received by the Company not less than 53 days nor more than 90 days prior to the meeting (or, if fewer than 60 days' notice of the meeting is given or made to stockholders, not later than the seventh day following the day on which the notice of the date of the meeting was mailed to stockholders). The notice must contain certain information about the proposed nominee, including name, age, business address, principal occupation or employment for the five years preceding the date of the notice, the number of shares of stock of the Company beneficially owned by the nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder. The Board Of Directors, or a nominating committee of the Board if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this procedure and that the defective nomination will be disregarded.

     Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his or her positions and offices with the Company, the expiration of his or her term as a director, and the year in which he or she first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "Executive Compensation", "Security Ownership Of Certain
Beneficial Owners And Management", and "Certain Relationships And Related
Transactions".

                                       Position With The           Expiration Of Term As       Initial Date
      Name                   Age        Company    (1)                    Director              As Director
      ----                   ---        --------------                    --------              -----------
Stephen H. Hollis            52       Chief Executive Officer,      Next Annual Meeting           1989
                                      President, Treasurer,
                                      and Director

Roy G. Cohee                 53       Director (2)                  Next Annual Meeting           2001

Ken M. Daraie                43       Director (2)                  Next Annual Meeting           1997

Beth McBride                 44       Director (2)                  Next Annual Meeting           2001

Thomas A. Prendergast        69       Director (2)                  Next Annual Meeting           2002

----------------------------

                                                      2

(1) The Company has three executive officers who are not named in the above table, Carol A. Osborne, D. Steven Degenfelder, and Robert D. Brady, Jr. Ms. Osborne, 50, has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company's Office Manager since 1981. Mr. Degenfelder, 46, has served as Vice President of the Company since February 1998. Mr. Degenfelder began his career in the oil and gas business as a roustabout in the oil fields of southeast New Mexico. After graduating from college in 1979, he held various land positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985, and Tyrex Oil Company from 1985 to 1995, where he served as Vice President and Director. Mr. Degenfelder served as Deputy Director of the Wyoming Office of State Lands and Investments from 1995 to 1997. He currently serves as Chairman of the Petroleum Association of Wyoming and as a Commissioner on the Natrona County Planning and Zoning Commission. He is a member of the American Association of Professional Landmen and is past President of the Wyoming Association of Professional Landmen. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979. Mr. Brady, 44, has served as Vice President of Engineering and Operations since April 2002. He has 24 years experience in natural gas and oil industry operations. Mr. Brady was Operations Manager for Prima Oil & Gas from October 2000 until April 2002. Prior to working for Prima, Mr. Brady was Vice President of Engineering and Operations for Evergreen Operating Corporation. He graduated from the Colorado School of Mines in 1984 with a Bachelor of Science degree in Petroleum Engineering. He has been a member of the Society of Petroleum Engineers since 1982.

(2) Member of Audit Committee and Compensation Committee. Thomas J. Vessels, whose term as a director will expire at the January 27, 2003 stockholders meeting, also currently serves on these committees.

     Stephen H. Hollis has served as the President and Chief Executive Officer of the Company since January 1994 and previously served as a Vice-President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has served as the Vice-President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and served as the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and past President of the Rocky Mountain Section of the AAPG. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Roy G. Cohee has served as a Director of the Company since January 25, 2001. He has served as President of C & Y Transportation Co. since 1986. C & Y Transportation Co. started business in Casper, Wyoming in 1966 and is a privately held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee has been with the firm since its beginning in 1966. Mr. Cohee was elected to his first term in the Wyoming House of Representatives in 1998 and currently in his second term and sits on the House Highways and Transportation Committee and the House Revenue Committee.

     Ken M. Daraie has served as a Director of the Company since February 1997. Mr. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc., in Casper, where he held engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation and Barlow & Haun, Inc. as Project Manager and General Manager, respectively. In 1995, Mr. Daraie founded

Continental Industries, LC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Beth McBride has served as a Director of the Company since January 25, 2001. She has been President and member of the Board of Directors of Legacy Energy Corporation since co-founding the company in 1990. Legacy Energy Corporation is a privately held oil and gas exploration company in Denver, Colorado. Ms. McBride was a geophysicist for Superior Oil Company in Houston, Texas from 1981 through 1984, and held various exploration positions with Mobil Oil Corporation in Dallas, Texas and Denver, Colorado from 1985 to 1990. Ms. McBride received a B.Sc. degree in Geophysical Engineering from Colorado School of Mines in 1980.

     Thomas A. Prendergast is a Certified Public Accountant and graduated from Fordham University in 1955 with a Bachelor of Science Degree. He has served as a Director of the Company since July 2002. Since 1986, Mr. Prendergast has been Chairman of the Board of Scot Holdings, Inc., a Texas based investment company. Mr. Prendergast also served as Chairman of Market Guide, Inc. until September 1999, when it merged with another internet company. Mr. Prendergast has served as a Director on 16 public boards in various industries. Mr. Prendergast was a founder and President of the El Paso Community College in El Paso, Texas, where he served for thirteen years.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and holders of more than 10 percent of the Company's Common Stock to file with the Securities And Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended August 31, 2002, its officers, directors and holders of more than 10 percent of its outstanding Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers.

     Board And Committee Meetings

     The Board Of Directors met four times during the fiscal year ended August 31, 2002, and each director participated in at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees of the Board on which that director served during the year.

     The Board Of Directors currently maintains a Compensation Committee and an Audit Committee. The Compensation Committee met two times during the fiscal year ended August 31, 2002 and all members of the Compensation Committee participated in all the meetings. The Compensation Committee has the authority to establish policies concerning compensation and benefits for employees of the Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Daraie, Prendergast and Cohee, Ms. McBride, and Thomas J. Vessels, who requested not to be nominated for a new term as director and whose current term as director will expire at the January 27, 2003 stockholders meeting.

     The Audit Committee is primarily responsible for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee charter was adopted by the Board Of Directors in July 2000. A copy of the Audit Committee charter is attached as Exhibit A to the

Company's definitive Proxy Statement regarding the Annual Meeting of the Company's Stockholders held on January 25, 2001. A copy of that Proxy Statement and the accompanying Audit Committee charter were filed with the SEC on January 4, 2001 and can be found on the SEC's website at www.sec.gov. The functions of the Audit Committee and its activities during the fiscal year ended August 31, 2001 are described below under the heading "Audit Committee Report". During the fiscal year ended August 31, 2002, the Board examined the composition of the Audit Committee in light of the adoption by the SEC and the National Association Of Securities Dealers Inc. (the "NASD") of rules governing audit committees of issuers, such as the Company, whose securities are quoted on the NASD's Nasdaq system. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Nasdaq's current rules. As a result of the recently enacted Sarbanes-Oxley Act of 2002, Nasdaq has proposed new rules that, if approved by the SEC, will impact the Audit Committee's operations and membership. The Corporation intends to modify the Audit Committee charter to correspond to these new rules when approved by the SEC.

Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2002 and the unaudited financial statements included in the Quarterly Reports on Form 10-QSB for the first three quarters of the fiscal year ended August 31, 2002.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee met four times during the fiscal year ended August 31, 2002 and has thus far subsequently met once.



     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended August 31, 2002 for filing with the SEC. The Committee also selected the Company's independent auditors.

                                            The Audit Committee
                                                 Ken M. Daraie
                                                 Thomas J. Vessels
                                                 Beth McBride
                                                 Roy G. Cohee
                                                 Thomas A. Prendergast

Executive Compensation

     Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by Stephen H.
Hollis, the Company's Chief Executive Officer and President. Other than Mr.
Hollis, no employee of the Company received total salary and bonus exceeding
$100,000 during any of the last three fiscal years.

                                        Annual Compensation

                                                                  Long-Term           Other Annual
Name and                 Fiscal Year    Salary        Bonus       Compensation--      Compen-
Principal Position       Ended          ($)(1)        ($)         Options (#)         Sation ($)
---------------------    -----------    -------       -------     --------------      ----------
Stephen H. Hollis,       2002           $72,000       $48,000     25,000              -0-
Chief Executive          2001           $72,000       $30,000     50,000              -0-
Officer and President    2000           $72,000       $22,500     50,000              -0-

------------------
(1) The dollar value of base salary (cash and non-cash) received.

         Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 2002 to the Company's
Chief Executive Officer and President. See "--Stock Option Plans".

                            Option Grants For Fiscal Year Ended August 31, 2002
                            ---------------------------------------------------

                                                     % of Total
                                                    Options Granted
                                 Options            to Employees in        Exercise or Base     Expiration
Name                             Granted (#)         Fiscal Year           Price ($/Sh)         Date
------                           -----------         -----------           ----------------     ----
Stephen H. Hollis,               25,000              ---                  $3.80                 1/24/2005
  Chief Executive Officer
  and President

                                                    6



       Aggregated Option Exercises And Fiscal Year-End Option Value Table

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 2002 by the Company's
Chief Executive Officer and President, and the fiscal year-end value of unexercised options held by the Chief Executive Officer and President.

                                          Aggregated Option Exercises
                                     For Fiscal Year Ended August 31, 2002
                                          And Year-End Option Values


                                                                                               Value of
                                                                                               Unexercised
                                                                          Number of            In-The-Money
                                                                          Unexercised          Options at
                                                                          Options at Fiscal    Fiscal Year-End
                                 Shares                                   Year-End (#)(3)      ($)(4)
                                 Acquired on         Value                Exercisable/         Exercisable/
Name                             Exercise (#) (1)    Realized ($)(2)      Unexercisable        Unexercisable
------------------------         ----------------    ---------------      -----------------    -------------
Stephen H. Hollis,                         36,500            $97,158              125,000/0        $7,813/$0
 Chief Executive Officer
 and President

--------------------

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 2002.

(2)  With respect to options exercised during the Company's fiscal year ended
     August 31, 2002, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of August 31, 2002 separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 2002, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options, based on the closing price of the Company's Common Stock on August 31, 2002. The closing bid price for the Company's Common Stock on August 31, 2002 was $3.25 per share.

     Employee Retirement Plans, Long-Term Incentive Plans and Pension Plans

     Excluding the Company's stock option plans, the Company does not have any long-term incentive plan to serve as incentive for performance to occur over a period longer than one fiscal year.

     Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Compensation Committee during the year ended August 31, 2002 was, during that year, an officer or employee of the Company or of any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries.

                                       7

     Stock Option Plans

     The 1996 Stock Option Plan. In May 1996, the Board of Directors of the Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 2002, options to purchase 30,000 shares of Common Stock were outstanding under the 1996 Plan and no additional options could be granted under the 1996 Plan.

     The 2000 Stock Option Plan. On December 14, 1999, the Board of Directors of the Company approved the Company's 2000 Stock Option Plan (the "2000 Plan"), which was subsequently approved by the Company's stockholders. Pursuant to the 2000 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2000 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan is administered by an option committee that determines the terms of the options, subject to the requirements of the 2000 Plan. At August 31, 2002, options to purchase 173,786 shares of Common Stock were outstanding under the 2000 Plan and options to purchase an additional 26,214 shares could be granted under the 2000 Plan.

     The 2002 Stock Option Plan. In December 2001, the Board of Directors of the Company approved the Company's 2002 Stock Option Plan (the "2002 Plan"), which subsequently was approved by the Company's stockholders. Pursuant to the 2002 Plan, the Company may grant options to purchase an aggregate of 300,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2002 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2002 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2002 Plan. At August 31, 2002, options to purchase no shares of Common Stock were outstanding under the 2002 Plan and options to purchase an additional 300,000 shares could be granted under the 2002 Plan. No options have been granted under the 2002 Plan.

     2003 Stock Option And Compensation Plan. In November 2002, the Board of Directors approved the Company's 2003 Stock Option And Compensation Plan (the "2003 Plan"). Pursuant to the 2003 Plan, the Company may grant options to purchase an aggregate of 300,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2003 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. The 2003 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2003 Plan, except that the option committee shall not administer the 2003 Plan with respect to automatic grants of shares and options to directors of the Company who are not also employees of the Company ("Outside Directors"). The option committee may be the entire Board or a committee of the Board. Outside Directors automatically receive options to purchase 10,000 shares pursuant to the 2003 Plan at the time of their election as an Outside Director and thereafter on the first business day after each annual meeting of stockholders if still an Outside Director at that time. These Outside Directors options are exercisable at the time of grant. The exercise price for options granted to Outside Directors is equal to the fair market value of the Company's common stock on the date of grant. All options granted to Outside Directors expire three years after the date of grant. The 2003 Plan also provides that Outside Directors will receive 2,000 shares of common stock at the time of their election as an Outside Director and on the first business day after each annual meeting of stockholders during the term of the 2003 Plan while they remain Outside Directors. Grants of options and shares pursuant to the Plan are conditioned upon the approval of the Plan by the Company's stockholders on or before November 19, 2003. The Company is seeking stockholder approval for the 2003 Plan at the annual meeting. See below, "Proposed To Adopt 2003 Stock Option And Compensation Plan."

     Compensation Of Outside Directors

     Outside Directors are paid $500 for each meeting of the Board Of Directors that they attend. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In January 2002, each Outside Director at that time was issued 2,000 shares of common stock and was granted options to purchase 5,000 shares of Common Stock for $3.80 per share. These options expire January 24, 2005. If the 2003 Plan is approved by stockholders, Outside Directors will receive the stock and options described above under "-- 2003 Stock Option And Compensation Plan."

Security Ownership Of Certain Beneficial Owners And Management

     The following table summarizes certain information as of November 15, 2002 with respect to the beneficial ownership of the Company's Common Stock (i) by the Company's directors, (ii) by stockholders known by the Company to own five percent or more of the Company's Common Stock, and (iii) by all officers and directors as a group.


                                                     As Of November 15, 2002
                                                     -----------------------

                                                                  Percentage Of
                                                                      Class
Name And Address Of                                Number Of      Beneficially
Beneficial Owner                                    Shares            Owned
-------------------                                 ------        ------------

Stephen H. Hollis (1)                              717,100(1)         10.8%
2037 S. Poplar
Casper, Wyoming 82601

Ken M. Daraie                                       57,000(2)             *

Thomas J. Vessels                                  483,050(3)          7.1%
Tundra Resources LLC
1610 Wynkoop Street
Suite 100
Denver, Colorado  80202

Beth McBride                                        23,100(4)             *

Roy G. Cohee                                        22,475(5)             *

Thomas A. Prendergast                               24,600(8)             *

Directors and Officers as a group          1,566,330(1)(2)(3)         22.0%
    (Nine Persons)                            (4)(5)(6)(7)(8)

Hollis Oil & Gas Co. (6)                              350,000          5.4%
---------------

* Less than one percent.

     (1) Includes options held by Mr. Hollis purchase 50,000 shares for $3.09375 per share that expire January 26, 2003, options to purchase 50,000 shares for $4.531 per share that expire January 25, 2004 and options to purchase 25,000 shares for $3.80 per share that expire on January 24, 2005. In addition to 242,000 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of common stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co.

     (2) Includes options to purchase 10,000 shares for $3.09375 per share that expire January 26, 2003, options to purchase 10,000 shares for $4.53125 per share that expire January 25, 2004 and options to purchase 5,000 shares for $3.80 per share that expire January 24, 2005.

     (3) Consists of 125,550 shares held by Mr. Vessels, 76,750 shares held by his wife, 3,000 shares held in trust for the benefit of Mr. Vessels' minor children, warrants to purchase 76,750 shares for $1.375 per share until October 16, 2003 held by Mr. Vessels, warrants to purchase 76,750 shares on the same terms held by Mr. Vessels' wife, warrants to purchase 3,000 shares on the same terms held in trust for Mr. Vessels' children, options to purchase 46,500 shares for $3.09375 per share until January 26, 2003, options to purchase 46,500 shares for $4.531 per share until January 25, 2004, and options to purchase 23,250 shares for $3.80 per share until January 24, 2005, held by Mr. Vessels.

     (4) Includes options to purchase 10,000 shares for $4.531 per share that expire January 25, 2004 and options to purchase 5,000 shares for $3.80 per share that expire January 24, 2005.

     (5) Includes options to purchase 10,000 shares for $4.531 per share that expire January 25, 2004 and options to purchase 5,000 shares for $3.80 per share that expire January 25, 2005.

     (6)  In addition to the shares described in footnotes (1), (2), (3), (4),
          (5) and (8), the shares owned by Directors and Officers as a Group, includes: 25,542 shares, options to purchase 20,000 shares for $3.09375 per share until January 26, 2003, options to purchase 20,000 shares for $4.531 per share until January 25, 2004 and options to purchase 10,000 shares for $3.80 per share until January 24, 2005 held by Carol Osborne, our Secretary; 50,463 shares, options to purchase 40,000 shares for $3.09375 per share until January 26, 2003, options to purchase 40,000 shares for $4.531 per share until January 25, 2004 and options to purchase 20,000 shares for $3.80 per share until January 24, 2005 held by D. Steven Degenfelder, our Vice President; and 10,000 shares held by Robert Brady, our Vice President of Engineering and Operations.

     (7) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned three times in the table: once as beneficially owned by Hollis Oil & Gas Company, again under the beneficial ownership of Mr. Hollis, and also as a part of the shares beneficially owned by Directors and Officers as a group.

     (8) The shares shown as beneficially owned by Thomas Prendergast are owned of record by Scot Holding Inc., which is wholly-owned by Mr. Prendergast's family. Mr. Prendergast is a Director and Chairman of Scot Holding, Inc.

Certain Relationships And Related Transactions

     The Company and certain directors, officers and stockholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     In November 1998, the Company completed a private placement offering of 374,750 units of Common Stock and Common Stock Purchase Warrants for $1.375 per unit. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock for $1.375 per share until October 16, 2003. The warrants are redeemable by the Company at a price of $.001 per warrant commencing April 2001 if the Company's Common Stock trades at a price of at least $3.00 per share for 20 of the 30 trading days preceding the date on which the Company gives notice of redemption. Thomas J. Vessels and his wife purchased 153,500 of the units and established trusts for the benefit of Mr. Vessels' minor children with a purchase of 1,000 units for each of the three children. In addition, the Company entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels agreed to assist the Company in locating possible oil and gas transactions in which the Company may participate. This agreement had an original term expiring on January 30, 2000 and subsequently was renewed through July 1, 2002. Pursuant to the original agreement, the Company agreed to issue to Mr. Vessels options to purchase 36,500 shares of Common Stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company during the term of the agreement. In October 2001, Mr. Vessels exercised all these options. The Company also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director during the term of this agreement. Pursuant to this agreement Mr. Vessels was elected as a director at the Annual Meeting of Shareholders held in January 1999. Since the expiration of the original agreement, Mr. Vessels has continued to assist the Company in locating possible oil and gas transactions and the Company has reimbursed Mr. Vessel's out of pocket expenses for these services. In addition, the Company compensated Mr. Vessels for these services by issuing him options to purchase 36,500 shares on January 26, 2000 for $3.09375 until January 26, 2003, options to purchase 36,500 shares on January 25, 2001 for $4.53125 until January 25, 2004, and options to purchase 18,250 shares on January 24, 2002 for $3.80 until January 24, 2005.

          2. PROPOSAL TO ADOPT 2003 STOCK OPTION AND COMPENSATION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Company's 2003 Stock Option And Compensation Plan (the "2003 Plan"). The 2003 Plan will terminate, and any options and shares granted pursuant to the 2003 Plan will be void, if the 2003 Plan is not approved by the Company's stockholders on or before November 19, 2003.

     Shares of common stock and options (the "Options") to purchase shares of common stock may be granted pursuant to the 2003 Plan in any combination up to 300,000 shares of common stock. The Options granted pursuant to the 2003 Plan may be either Incentive Options, Non-Qualified Options or Non-Qualified Non-Discretionary Options. The 2003 Plan is intended to provide incentives to key employees, directors and other persons who have or are contributing to the success of the Company by offering them Options to purchase shares of the Company's common stock. The effect of the adoption of the 2003 Plan will allow the Company to grant options from time to time and thereby augment its program of providing incentives to employees and other persons. The terms of the 2003 Plan concerning Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible for Incentive Options and employees and other persons who have contributed or are contributing to the success of the Company are eligible for Non-Qualified Options. Non-Qualified Non-Discretionary Options may only be granted to Outside Directors who are contributing to the Company. Grants of shares of Common Stock ("Grant Shares") may be made only to Outside Directors. The number of Options and Grant Shares authorized is a maximum aggregate so that the number of Incentive Options granted reduces the remaining number of Options that can be granted as Non-Qualified Options, Non-Qualified Non-Discretionary Options or Incentive Options and the number of Grant Shares that may be granted; and similarly for grants of Non-Qualified Options, Non-Qualified Non-Discretionary Options, and Grant Shares. There currently are approximately five employees eligible to receive Incentive Options, four Outside Directors currently eligible to receive Non-Qualified Non-Discretionary Options and Grant Shares, and an unspecified number of persons eligible to receive Non-Qualified Options.

     The 2003 Plan will be administered by the Option Committee, which may be composed of the entire Board of Directors or by a Committee of at least two directors selected by the Board. If the Option Committee consists of less than the entire Board, each member of the Committee is required to be a "non-employee director" and, to the extent necessary for any option granted pursuant to the 2003 Plan to be considered as performance based compensation that is not subject to limitations on deductibility under the Internal Revenue Code of 1986, as amended (the "Code"), shall be an "outside director" (as defined in the Code). A "non-employee director" is a director who (1) is not currently an officer or employee of the Company or any of its subsidiaries, (2) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director, and (3) is not involved in a transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. An "outside director" has the meaning as set forth in the Code and regulations under the Code, and means, generally, a director who (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services during the taxable year in question,
(3) has not been an officer of the Company, and (4) does not receive compensation from the Company, either directly or indirectly, in any capacity other than as a director. The Option Committee has discretion to select the persons to whom Options will be granted ("Optionees"), the number of shares to be granted, the term of each Option and the exercise price of each Option. However, no Option may be exercisable more than 10 years after the granting of that Option, and no Options may be granted pursuant to the 2003 Plan after November 19, 2012.

     The exercise price of Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options are granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying Incentive Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Code. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     The portion of the 2003 Plan concerning Non-Qualified Non-Discretionary Options provides that Outside Directors automatically receive options to purchase 10,000 shares pursuant to the Plan at the time of their election as an Outside Director (other than at an annual meeting of stockholders) and thereafter on the first business day after each annual meeting of stockholders if still an Outside Director at that time. These Outside Directors options are immediately exercisable at the time of grant. The exercise price for options granted to Outside Directors is the fair market value of the Company's common stock on the date of grant. All options granted to Outside Directors expire three years from the date of grant. The Options granted to Outside Directors also expire 90 days after the optionholder ceases to be a director of the Company. Each Outside Directors also will receive 2,000 shares of common stock at the time of his or her election as an Outside Director (other than at an annual meeting of stockholders) and on the first business day after each annual meeting of stockholders if he or she remains an Outside Director.

     All options granted pursuant to the 2003 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales as described in the 2002 Plan.

     Options granted pursuant to the 2003 Plan will not be transferable during the Optionee's lifetime except in limited circumstances set forth in the 2003 Plan. Subject to the other terms of the 2003 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Options granted.

     It currently is anticipated that the exercise of the Options and the issuance of the Grant Shares will be covered by an effective registration statement, which will enable an Optionee exercising Options or an Outside Director receiving Grant Shares to receive unrestricted stock. Unrestricted stock may be transferred or sold in the open market unless the holder is a director, executive officer or otherwise an "affiliate" of the Company. In the case of a director, executive officer or other affiliate, the Common Stock acquired through exercise of the Options or the Grant Shares may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It also is anticipated that sales by affiliates will be covered by an effective registration statement.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option and in the number of Grant Shares. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options and in the number of Grant Shares in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock.

     The Board of Directors may at any time terminate the 2003 Plan or make such amendments or modifications to the 2003 Plan that the Board of Directors deems advisable, except that no amendments may impair previously outstanding Options and amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 2003 Plan must be approved by the Company's stockholders.

     The Incentive Options issuable pursuant to the 2003 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold less than two years after the grant of the Option and is not sold less than one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.

     Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

     No options or Grant Shares have been granted pursuant to the 2003 Plan. If approved by the stockholders at the Annual Meeting, Non-Qualified, Non-Discretionary Options and Grant Shares will be issued to Outside Directors on the first business day after the Annual Meeting. The Outside Directors on that date are anticipated to be Roy G. Cohee, Ken M. Daraie, Beth McBride and Thomas A. Prendergast.

     The closing sale price of the Company's Common Stock, as quoted on the Nasdaq Small Cap Market System at the close of business on December 13, 2002 was $4.99 per share.

     The approval of holders of shares representing a majority of the votes represented at the Annual Meeting will be necessary to adopt the 2003 Plan.

     The Board of Directors unanimously recommends a vote "FOR" the proposal to adopt the 2003 Plan.

                     3. PROPOSAL TO RATIFY THE SELECTION OF
                      LOVELETT, SKOGEN & ASSOCIATES, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the stockholders of the Company vote in favor of ratifying the selection of the firm of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 2003 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the Annual Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board Of Directors may reconsider its selection of Lovelett, Skogen & Associates, P.C. It is expected that one or more representatives of Lovelett, Skogen & Associates, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Independent Public Accountants

     Audit Fees. The Company paid Lovelett, Skogen & Associates, P.C. a total of $15,640.28 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended August 31, 2002 and for their review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended August 31, 2002. The Company did not pay Lovelett, Skogen & Associates, P.C. any other fees during the fiscal year ended August 31, 2002.

     Financial Information Systems Design And Implementation Fees. Lovelett, Skogen & Associates, P.C. did not render any professional services during the fiscal year ended August 31, 2002 relating to the design or implementation of financial information systems.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Lovelett, Skogen & Associates, P.C. as auditors.

                                VOTING PROCEDURES

         Votes at the Annual Meeting are counted by inspectors of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             STOCKHOLDER PROPOSALS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders following the end of the Company's 2002 fiscal year, proposals by individual stockholders must be received by the Company no later than July 22, 2003.

     In addition, the proxy solicited by the Board of Directors for the 2004 annual meeting of stockholders will confer discretionary authority on any stockholder proposal presented at that meeting unless the Company is provided with notice of that proposal no later than December 9, 2003.


                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 2001 TO ANY OF THE COMPANY'S STOCKHOLDERS OF RECORD OR TO ANY STOCKHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON DECEMBER 10, 2001. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM CO., P.O. BOX 766, CASPER, WYOMING 82601.

                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

                                            /s/  CAROL A. OSBORNE
                                            -----------------------------------
                                                 CAROL A. OSBORNE
                                                 Corporate Secretary

                                    * * * * *

PROXY                                                                      PROXY

                           DOUBLE EAGLE PETROLEUM CO.
                     For the Annual Meeting Of STOCKHolders
               Proxy Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Stephen H. Hollis and D. Steven Degenfelder, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the "Corporation"), to be held at 10:00 a.m. on Monday, January 27, 2003, at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, or any adjournments thereof, on the following matters:

                     [X] Please mark votes as in this example.


1. Election of Directors:

         Nominees: Roy G. Cohee, Ken M. Daraie, Stephen H. Hollis,
                   Beth McBride and Thomas A. Prendergast.

         FOR ALL NOMINEES  |_|
         WITHHELD FROM ALL NOMINEES  |_|
         FOR ALL NOMINEES EXCEPT AS NOTED ABOVE  |_|

2. Proposal to approve the Company's 2003 Stock Option And Compensation Plan.

         |_| FOR                 |_| AGAINST                     |_| ABSTAIN

3. Proposal to ratify the selection of Lovelett, Skogen & Associates, P.C., Certified Public Accountants, as the Company's certified independent accountants.

         |_| FOR                 |_| AGAINST                     |_| ABSTAIN


                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

         |_| YES                 |_| NO                          |_| ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

               MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  |_|

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, and 4. This proxy is solicited on behalf of the Board Of Directors of Double Eagle Petroleum Co.

                             Dated:
                                   ---------------------------------------------

                             Signature:
                                       -----------------------------------------


                             Signature:
                                       -----------------------------------------
                             Signature if held jointly

                              (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


       EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND
                RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.